Income Taxes (Details) (USD $)	3 Months Ended		9 Months Ended		12 Months Ended		41 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2014	Sep. 30, 2013	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Income Taxes Details
Net loss					$ (3,710,289)	$ (4,083,053)
Tax adjustments					253,944	1,083,395
Total					(3,456,345)	(2,999,658)
Tax rate					30.00%	29.00%
Income tax recovery at statutory rate					(1,044,766)	(873,550)
Valuation allowance					1,044,766	873,550
Provision for income taxes